                                      OPPENHEIMER SMALL- & MID- CAP VALUE FUND
                                           Supplement dated May 2, 2008
                                     to the Prospectus dated January 31, 2008

This supplement amends the Prospectus dated January 31, 2008 and replaces the supplement dated April 28, 2008. The
Prospectus is revised as follows:

1.       Effective June 2, 2008, the first three paragraphs, including the bullet points, in the section titled
    "About Your Account - How to Buy Shares" are deleted in their entirety and are replaced by the following:

       You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds
       Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
       Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

       The previous restrictions on new investments in Fund shares have been lifted. As investments in the Fund grow, however, the Manager may consider whether reimposing such restrictions would be in the best interests of the Fund and its shareholders, particularly as the Fund's assets approach the $6 billion level.

2.       The address information following the bullet points in the section titled "How to Sell Shares - How Do
    You Sell Shares by Mail?" is deleted in its entirety and is replaced by the following:

                        Use the following address for requests by regular mail:
                                       OppenheimerFunds Services
                                             P.O. Box 5270
                                         Denver, Colorado 80217
                Use one of the following addresses for courier or express mail requests:
                  Prior to October 10, 2008:               On or after October 10, 2008:
                   OppenheimerFunds Services                 OppenheimerFunds Services
                   10200 East Girard Avenue                   12100 East Iliff Avenue
                          Building D                                 Suite 300
                    Denver, Colorado 80231                    Aurora, Colorado 80014

3.       The following is added to the Fund's Prospectus:

       Present or former officers, directors, trustees and employees (and their eligible family members)
       of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are permitted to purchase Class Y shares of the Fund.

May 2, 2008                                                                                PS0251.039